GMAC01C2 -- PRELIMINARY STRUCTURE

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CLASS      TYPE            BALANCE         WAL     COUP     PRICE    YIELD
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A1         FIX         $143,613,000.00    5.700    6.290   99.9995   6.3192
A2         FIX         $437,693,000.00    9.748    6.740  100.5195   6.7232
B          FIX         $ 33,973,000.00    9.925    6.820   99.9714   6.8839
C          FIX         $ 11,324,000.00    9.925    6.900   99.9835   6.9639
D          FIX         $ 15,099,000.00    9.925    6.970   99.9942   7.0339
E          FIX         $  9,437,000.00    9.925    7.070  100.0096   7.1339
F          FIX CAP     $ 15,099,000.00    9.925    7.390   99.9911   7.4639
G          FIX CAP     $ 10,380,000.00    9.925    7.410   99.4503   7.5639
H          WAC         $  9,437,000.00    9.925    7.700   97.8434   7.9639


CURVE AS OF 7/3/01

Swap       5yr           5.7868
           6yr           5.9331
           9yr           6.2081
           10yr          6.2684


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. This material is furnished solely by Goldman, Sachs & Co. and not by the issuer of the securities or any of its affiliates. Goldman, Sachs & Co. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons under Regulation S of the Securities Act of 1933.